Exhibit 99.1



                                                       February 29, 2008




FOR IMMEDIATE RELEASE

Contact:  Laura Ulbrandt  (212) 460-1900



                          LEUCADIA NATIONAL CORPORATION
                             ANNOUNCES 2007 RESULTS



Leucadia National Corporation (LUK - NYSE) today announced its operating results for the year ended December 31, 2007. During 2007, the Company recorded an adjustment that reduced the deferred tax valuation allowance and credited income tax expense by $542,700,000. The adjustment results from the Company's conclusion that it is more likely than not that it will have future taxable income sufficient to realize that portion of the net deferred tax asset. Net income was $484,294,000 (including the $542,700,000 adjustment referred to above) or $2.10 per diluted common share for the year ended December 31, 2007 compared to net income of $189,399,000 or $.85 per diluted common share for the year ended December 31, 2006. Net income also included income of $3,486,000 or $.01 per diluted common share for 2007 and $59,630,000 or $.25 per diluted common share for 2006 related to discontinued operations, including gain on disposal.

For more information on the adjustment described above and the Company's results of operations for 2007, please see the Company's Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the Securities and Exchange Commission today.




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                                      SUMMARY FOR LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
                                      ----------------------------------------------------------
                                           (In thousands, except earnings per share amounts)


                                                                               For the Three Month               For the Year
                                                                            Period Ended December 31,         Ended December 31,
                                                                            -------------------------         ------------------
                                                                               2007         2006             2007          2006
                                                                               ----         ----             ----          ----
                                                                                  (Unaudited)



Revenues and other income                                                   $ 282,557    $  176,395      $ 1,154,895    $ 862,672
                                                                            =========    ==========      ===========    =========

Net securities gains                                                        $   5,854    $   17,768      $    95,641    $ 117,159
                                                                            =========    ==========      ===========    ==========

Income (loss) from continuing operations before income
   taxes and equity in income (losses) of associated companies              $ (74,035)   $  (13,419)     $   (57,088)   $  133,820

Income tax (benefit) provision                                               (566,712)       (7,100)        (559,771)       41,771
                                                                            ---------    ----------      -----------    ----------

Income (loss) from continuing operations before equity
   in income (losses) of associated companies                                 492,677        (6,319)         502,683        92,049

Equity in income (losses) of associated companies, net of taxes               (48,132)       13,384          (21,875)       37,720
                                                                            ---------    ----------      -----------    ----------

Income from continuing operations                                             444,545         7,065          480,808       129,769

Income from discontinued operations, including gain
   on disposal, net of taxes                                                    1,188         4,144            3,486        59,630
                                                                            ---------    ----------      -----------    ----------

   Net income                                                               $ 445,733    $   11,209      $   484,294    $  189,399
                                                                            =========    ==========      ===========    ==========

Basic earnings per common share:
Income from continuing operations                                               $2.00         $ .03            $2.20         $ .60
Income from discontinued operations, including gain on disposal                    -            .02              .02           .28
                                                                                -----         -----            -----         -----
   Net income                                                                   $2.00         $ .05            $2.22         $ .88
                                                                                =====         =====            =====         =====

Number of shares in calculation                                               222,494       216,334          218,361       216,233
                                                                              =======       =======          =======       =======

Diluted earnings per common share:
Income from continuing operations                                               $1.87         $ .03            $2.09         $ .60
Income from discontinued operations, including gain on disposal                   --            .02              .01           .25
                                                                                -----         -----            -----         -----
   Net income                                                                   $1.87         $ .05            $2.10         $ .85
                                                                                =====         =====            =====         =====

Number of shares in calculation                                               239,483       216,707          234,653       231,885
                                                                              =======       =======          =======       =======



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